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                                BOWNE & CO., INC.

                                     BY-LAWS

                            (EFFECTIVE JUNE 19, 1998)


                              ARTICLE I -- OFFICES


Section 1. Principal Office

         The principal office of the Corporation shall be located in the City of New York, County and State of New York.

Section 2. Additional Offices

         The Corporation may also have offices and places of business at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.


                     ARTICLE II -- MEETINGS OF SHAREHOLDERS

Section 1. Annual Meeting

         The annual meeting of the shareholders of the Corporation for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held at such hour, date and place within or without the State of Delaware as shall be determined by the Board of Directors and stated in the notice of meeting thereof.

Section 2. Special Meetings

         Special meetings of shareholders for the election of directors or for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting. Special meetings of shareholders for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by resolution of the Board of Directors or by the Chief Executive Officer.

Section 3. Notice of Shareholder Meetings

         Written notice of every meeting of shareholders, stating the place, date, and hour of the meeting, the purpose or purposes for which the meeting is called, and, unless it is the annual meeting, by or at whose direction it is being issued, shall be served personally or by mail upon each shareholder entitled to vote thereat not less than ten (10) nor more than sixty
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(60) days prior to the meeting. If, at any meeting, action is proposed to be taken which would, if taken, entitle shareholders fulfilling the requirements of
Section 262 of the Delaware General Corporation Law (procedure to perfect shareholder's appraisal rights) to receive payment for their shares, the notice of such meeting shall include a statement of that purpose and to that effect.

         If mailed, such notice shall be directed to a shareholder at his address as it shall appear on the books of the Corporation unless he shall have filed with the Secretary of the Corporation a written request that notices intended for him shall be mailed to the address designated in such request.

Section 4. Record Date

         For the purpose of determining the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividend or the allotment of any rights, or for the purpose of any other action affecting the interests of shareholders, the Board of Directors may fix, in advance, a record date. Such date shall not be more than sixty (60) nor less than ten (10) days before the date of any such meeting, nor more than sixty (60) days prior to any other action.

         In each such case, except as otherwise provided by law, only such persons as shall be shareholders of record on the date so fixed shall be entitled to notice of, and to vote at, such meeting and any adjournment thereof, or to express such consent or dissent, or to receive payment of such dividend or such allotment of rights, or otherwise to be recognized as shareholders for the related purpose, notwithstanding any registration of transfer of shares on the books of the Corporation after any such record date so fixed.

Section 5. Quorum

         The holders of a majority of the shares issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall be necessary to and shall constitute a quorum at all meetings of the shareholders for the transaction of business, except as otherwise provided by statute or by the Certificate of Incorporation or these By-Laws. If a quorum shall not be present or represented, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At any such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If a meeting is adjourned for more than thirty (30) days, or if after the meeting is adjourned a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.
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Section 6. Voting

         Directors shall, except as otherwise required by law or by the Certificate of Incorporation as permitted by law, be elected by a plurality of the votes cast at a meeting of shareholders by the holders of shares entitled to vote in the election.

         Whenever any corporate action, other than the election of directors, is to be taken by vote of the shareholders, it shall, except as otherwise required by law or by the Certificate of Incorporation as permitted by law, be authorized by a majority of the votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon.

Section 7. Proxies

         Every proxy must be signed by the shareholder or his attorney-in-fact. No proxy shall be valid after the expiration of three years from the date thereof unless otherwise specified therein. Every proxy shall be revocable at the pleasure of the shareholder executing it, except if it states that it is irrevocable and is coupled with an interest sufficient in law to support an irrevocable power or as otherwise provided by law.

Section 8. Consents

         Whenever, by any provision of law, the vote of shareholders at a meeting thereof is required or permitted to be taken in connection with any corporate action, such corporate action shall be taken only at a stockholder's meeting and not by written consent.

Section 9. Nominations and Proposals

         The Board of Directors may nominate candidates for election as directors of the Corporation and may propose such other matters for approval of the stockholders as the Board deems necessary or appropriate.

         Any stockholder entitled to vote for directors may nominate candidates for election as directors of the Corporation, provided, however, that so long as the Corporation has more than one stockholder, no nominations for director of the Corporation by any person other than the Board of Directors shall be presented to any meeting of the stockholders unless the person making the nomination is a record stockholder and shall have delivered a written notice to the Secretary of the Corporation not earlier than ninety (90) days nor later than sixty (60) days in advance of the anniversary of the date of the immediately preceding annual meeting or if the date of the annual meeting occurs more than thirty (30) days before or sixty (60) days after the anniversary of such immediately preceding annual meeting, not later than the close of business on the later of (i) the sixtieth day prior to such annual meeting and (ii) the tenth day following the date on which public announcement of the date of such meeting is first made. Such notice shall (a) set forth the name and address of the person advancing such nomination and the nominee, together with such information concerning the person making the nomination and the nominee as would be required by the appropriate rules and regulations of the Securities and Exchange Commission to be included in a proxy statement soliciting
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proxies for the election of such nominee, and (b) shall include the duly executed written consent of such nominee to serve as a director if elected.

         No proposal by any person other than the Board of Directors shall be submitted for the approval of stockholders at any regular or special meeting of stockholders of the Corporation unless the person advancing such proposal shall have delivered a written notice to the Secretary of the Corporation not earlier than ninety (90) days nor later than sixty (60) days in advance of the anniversary of the date of the immediately preceding annual meeting or if the date of the annual meeting occurs more than thirty (30) days before or sixty
(60) days after the anniversary of such immediately preceding annual meeting, not later than the close of business on the later of (i) the sixtieth day prior to such annual meeting and (ii) the tenth day following the date on which public announcement of the date of such meeting is first made. Such notice shall set forth the name and address of the person advancing the proposal, any material interest of such person in the proposal, and such other information concerning the person making such proposal and the proposal itself as would be required by the appropriate rules and regulations of the Securities and Exchange Commission to be included in a proxy statement soliciting proxies for the proposals.

         For purposes of this Section, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934.

                            ARTICLE III -- DIRECTORS

Section 1. Number; Tenure

         The number of directors to constitute the first Board of Directors shall be the number specified in the Statement of Organization of the Corporation executed by the incorporator. Thereafter, the Board of Directors shall consist of not fewer than nine nor more than fifteen directors as shall be fixed from time to time by resolution adopted by a vote of a majority of the Board of Directors then in office at a meeting thereof.

         Directors shall be elected at the annual meeting of shareholders in the manner and for the terms specified in the Certificate of Incorporation, and, except as provided in Section 2 of this Article III, each director shall be elected to serve until his successor has been elected and has qualified.

Section 2. Resignation, Removal

         Any director may resign at any time. Any director may be removed for cause by action of the Board or vote of the shareholders, but no director shall be removed without cause.
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Section 3. Vacancies

         If any vacancy occurs in the Board of Directors by reason of the death, resignation, retirement, disqualification or removal from office of any director with cause, or if any new directorships are created, the directors then in office, although less than a quorum, may by majority vote choose a successor or successors, or fill any newly created directorship, and the directors so chosen shall hold office until the next annual meeting of shareholders and until their successors have been elected and have qualified.


                       ARTICLE IV -- MEETINGS OF THE BOARD

Section 1. Place

         The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware. Any one or more members of the Board of Directors, or any committee thereof, may, unless otherwise restricted by the Certificate of Incorporation or these By-Laws, participate in a meeting of the Board of Directors, or any committee thereof, by means of a conference telephone or similar communications equipment by which all persons participating in the meeting can hear and be heard by each other, and such participation shall constitute presence in person at the meeting.

Section 2. Regular Meetings

         A regular meeting of the Board of Directors may be held immediately following the annual meeting of stockholders in each year without notice, provided a quorum shall be present. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board.

Section 3. Special Meetings

         Special meetings of the Board of Directors may be called by the Chairman of the Board or by the Chief Executive Officer on two days notice to each director, either personally or by mail or telegram. Notice of any special meeting of the Board of Directors need not be given to any director who submits a signed waiver of notice, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of such notice to him.

Section 4. Quorum; Voting

         At all meetings of the Board of Directors the presence of not less than a majority of the entire Board shall be necessary to constitute a quorum for the transaction of business, and the vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by law.
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         In determining the presence of a quorum at a meeting of the Board of
Directors or a committee thereof which approves a contract or other transaction between the Corporation and one or more of its directors, or between the Corporation and any other corporation, firm, association or other entity in which one or more of its directors are directors or officers or are financially interested, the common or interested directors shall be counted. If a quorum shall not be present at any meeting of the Board or Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.


                      ARTICLE V -- COMMITTEES OF THE BOARD

Section 1. Designation

         The Board of Directors, by resolution adopted by a majority of the entire Board, may designate from among its members an Executive Committee consisting of three (3) or more directors. The Board of Directors, by resolution adopted by a majority of the entire Board, may designate from among its members one or more additional committees. Each such additional committee shall consist of three (3) or more directors and each shall have such powers and duties as shall be fixed by the Board. However, no such committee shall have authority as to any of the following matters:

                  (a) approving or adopting, or recommending to the stockholders, any action or matter expressly required by Section 141 of the Delaware General Corporation Law to be submitted to stockholders for approval; or

                  (b) adopting, amending or repealing any By-Law of the Corporation.

         The Board may designate one or more directors as alternate members of any such committee who may replace any absent or disqualified member or members at any meeting of such committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting (whether or not such members constitute a quorum) may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

Section 2. Tenure; Reports

         Each such committee shall serve at the pleasure of the Board. It shall keep minutes of its meetings and report on its meetings to the Board.

Section 3. Executive Committee

         Except as set forth in Section 1 of this Article V, the Executive Committee shall have, between meetings of the Board, all the powers of the Board of Directors in the management of the business and affairs of the Corporation and may exercise such powers to the full extent the Board might exercise such powers as though it were in session.
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                             ARTICLE VI -- OFFICERS

Section 1. Appointment

         The Board of Directors shall appoint a President, a Secretary and a Treasurer. The Board of Directors may also appoint one or more Vice Presidents and such other officers as it may determine.

Section 2. Term of Office; Removal; Vacancies

         All officers shall be appointed by the Board of Directors and shall hold office until the next annual meeting of stockholders and until their successors are appointed and have qualified. Any officer may be removed with or without cause at any time by the Board of Directors. If any office becomes vacant for any reason, the Board of Directors may fill such vacancy.

Section 3. Compensation

         The compensation of all officers of the Corporation shall be fixed by the Board of Directors.

Section 4. The President

         The President may, in the absence of the Chairman of the Board and the Chief Executive Officer, preside at all meetings of the shareholders and directors; he may effectuate policy decisions and orders of the Board and see that all resolutions of the Board of Directors are carried into effect. The President shall have such other powers and duties as may from time to time be assigned by the Board.

Section 5. Vice President

         The Vice President, or Vice Presidents, shall have such powers and duties as may be designated by the Board of Directors.

Section 6. The Secretary

         The Secretary shall attend all meetings of the Board and all meetings of the shareholders and record all votes and prepare the minutes of all proceedings in a book, to be kept for that purpose. He shall give, or cause to be given, notice of all meetings of shareholders and all special meetings of the Board of Directors and shall perform such other duties as may be designated by the Board of Directors. He shall keep in safe custody the seal of the Corporation and, when authorized by the Board, affix the same to any instrument requiring it and, when so affixed, it shall be attested by his signature, or the signature of an Assistant Secretary. He shall keep safe custody of the stock certificate books and shareholder records.
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Section 7. The Treasurer

         The Treasurer shall have care and custody of the funds of the Corporation and its other valuable effects, including securities, and he shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all monies and other valuable effects in the care and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as ordered by the Board. If required by the Board of Directors, the Treasurer shall give the Corporation a bond for such term, in such sum and with such surety or sureties as shall be satisfactory to the Board for the faithful performance of the duties of his office.


                         ARTICLE VII -- INDEMNIFICATION

Section 1. Indemnification of Officers, Directors, Employees and Agents

                  The Corporation shall, to the fullest extent permitted by the Delaware General Corporation Law, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said statute from and against any and all expenses, liabilities or other matters referred to in or covered by the said statute, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those persons, other than directors or officers, may be entitled under any agreement, vote of shareholders or directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person. To the fullest extent permitted by the Delaware General Corporation Law, the Corporation shall indemnify any current or former director or officer of the Corporation and may, at the discretion of the Board of Directors, indemnify any current or former employee or agent of the Corporation against all expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding brought by or in the right of the Corporation or otherwise, to which he was or is a party by reason of his current or former position with the Corporation or by reason of the fact that he is or was serving, at the request of the Corporation, as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.


                       ARTICLE VIII -- SHARE CERTIFICATES

Section 1. Form, Signature and Transfer

         Certificates for stock shall be in such form as the Board of Directors may from time to time prescribe and shall be signed by the Chairman of the Board or Chief Executive Officer and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, and may be countersigned and registered in such manner and by such transfer agents and registrars as the Board may prescribe. Where any certificate is signed by a transfer agent or
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transfer clerk and by a registrar, the signature or signatures of any officers of the Corporation upon such certificate may be facsimile, engraved or printed; provided that where the certificate is manually signed by a registrar other than the Corporation or any employee of the Corporation, the signature of the transfer agent or transfer clerk may be facsimile, engraved or printed. Shares of stock of the Corporation shall be transferable or assignable on the books of the Corporation only by the holders in person or by a duly authorized attorney, and only upon the surrender for cancellation of the certificates therefor accompanied by a duly executed assignment and power of attorney endorsed thereon or attached thereto and such proof or a guarantee of authenticity of the signature as the Corporation or its agents may reasonably require. The Corporation may treat the holder of record of any share or shares of stock as the holder in fact thereof and need not recognize any other claim thereto or interest therein on the part of any other person, whether or not it has express or other notice thereof, except as otherwise expressly provided by law. Lost or destroyed certificates may be replaced in accordance with such regulations as the Board of Directors may prescribe.


                        ARTICLE IX -- GENERAL PROVISIONS

Section 1. Fiscal Year

         The fiscal year of the Corporation shall be fixed, and shall be subject to change, by the Board of Directors.

Section 2. Corporate Seal

         The corporate seal of the Corporation shall be in such form as the Board of Directors shall prescribe. The corporate seal on any corporate bond or other obligation for the payment of money may be a facsimile, engraved or printed.

Section 3. Checks

         All checks or demands for money and notes or other instruments evidencing indebtedness or obligations of the Corporation shall be signed by such officer or officers or such other persons as the Board of Directors may from time to time designate.


                             ARTICLE X -- AMENDMENTS

Section 1. Power to Amend

         The Board of Directors shall have the power to amend, repeal or adopt By-Laws at any regular or special meeting of the Board. However, any By-Laws adopted by the Board may be amended or repealed by vote of the holders of a majority of shares of capital stock represented in person or by proxy at any meeting.